SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                 Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                        DECEMBER 22, 1997


                    FIRST CHARTER CORPORATION
      (Exact name of registrant as specified in its charter)



 NORTH CAROLINA              0-15829              56-1355866
(State or other            (Commission           (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)


    22 UNION STREET, NORTH, CONCORD, NORTH CAROLINA 28026-0228
 (Addresses, including zip codes, of principal executive offices)


                           (704)786-3300
       (Registrant's telephone number, including area code)

ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS.

     Effective December 22, 1997 (the "Effective Time"), Carolina State Bank ("CSB"), a North Carolina commercial banking organization, merged into First Charter National Bank ("FCNB"), a national banking association and the wholly-owned subsidiary of First Charter Corporation (the "Registrant"), pursuant to that certain Agreement and Plan of Merger dated August 15, 1997 by and between the Registrant and CSB (the "Merger Agreement") and that certain Agreement and Plan of Merger dated September 17, 1997 by and between FCNB and CSB (the "Merger"). In connection with the Merger and as of the Effective Time, each outstanding share of common stock of CSB was converted into 1.023 shares (the "Exchange Ratio") of the Registrant's common stock (the "First Charter Common Stock"), with cash paid in lieu of the issuance of fractional shares. Also at the Effective Time, all rights with respect to CSB common stock pursuant to stock options previously granted by CSB under CSB's stock option plan and outstanding at the Effective Time were converted into and became rights with respect to First Charter Common Stock based on the Exchange Ratio. In the Merger, 1,701,745 shares of First Charter Common Stock were issued. Based on the number of shares of First Charter Common Stock outstanding immediately prior to the Effective Time, following the Merger there were approximately 9,268,069 shares of First Charter Common Stock outstanding.

     The Registrant's Registration Statement on Form S-4 (Registration No. 333-35905), as amended, which was declared effective by the Securities and Exchange Commission on October 30, 1997 (the "Registration Statement"), sets forth certain information regarding the Merger, the Registrant and CSB, including but not limited to, the manner of the Merger; a description of the assets involved; the nature and amount of consideration paid by the Registrant therefor; the method used for determining the amount of such consideration; the nature of any material relationship between CSB and the Registrant, any officer or director of the Registrant, or any associate of any such officer or director; the nature of CSB's business; and the Registrant's intended use of the assets acquired in the Merger.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS.

     (a)(i) The following financial statements of CSB have been reported previously by the Registrant as Exhibit 99.11 of the Registration Statement:

     *    Report of Independent Accountants
     *    Consolidated Balance Sheet as of December 31, 1996
     *    Consolidated Statement of Income for the year ended
          December 31, 1996
     *    Consolidated Statement of Cash Flows for the year ended
          December 31, 1996
     * Notes to Consolidated Financial Statements for the year ended December 31, 1996


                                 2

     (a)(ii) The following financial statements of CSB are filed herewith:

     *    Consolidated Balance Sheet as of September 30, 1997
          (unaudited)
     * Consolidated Statements of Income for the nine months ended September 30, 1997 and 1996 (unaudited)
     * Consolidated Statements of Cash Flows for the nine months ended September 30, 1997 and 1996 (unaudited)
     *    Notes to Consolidated Financial Statements (unaudited)

     (b)(i) The unaudited Pro Forma Condensed Statements of Income for each of the years ended December 31, 1994, December 31, 1995 and December 31, 1996 have been previously reported by the Registrant in the Registration Statement.

     (b)(ii) The following pro forma condensed financial information is filed herewith:

     *    Introductory Statement
     *    Pro Forma Balance Sheet as of September 30, 1997
          (unaudited)
     * Pro Forma Condensed Statements of Income for the nine months ended September 30, 1997 and 1996 (unaudited)
     *    Notes to the unaudited Pro Forma Condensed Financial
          Information

     (c)  The following exhibits are filed herewith:

EXHIBIT NO.    DESCRIPTION

   2.1 Agreement and Plan of Merger dated August 15, 1997 between the Registrant and Carolina State Bank, incorporated herein by reference to Appendix A of the Registrant's Registration Statement on Form S-4
         (Registration No. 333-35905)

  99.1    News release disseminated on December 22, 1997 by
          First Charter Corporation




                                3

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FIRST CHARTER CORPORATION

                              By: /s/ LAWRENCE M. KIMBROUGH
                                   Lawrence M. Kimbrough
                                   President and Chief Executive
                                   Officer

Dated: January 6, 1998






                                 4

                       CAROLINA STATE BANK
             UNAUDITED INTERIM FINANCIAL INFORMATION


     Set forth on the following pages are the following unaudited interim financial statements of Carolina State Bank: (i) Consolidated Balance Sheet as of September 30, 1997; (ii) Consolidated Statements of Income for the nine months ended September 30, 1997 and 1996; (iii) Consolidated Statements of Cash Flows for the nine months ended September 30, 1997 and 1996; and (iv) Notes to Consolidated Financial Statements.











                                5

                       CAROLINA STATE BANK
                    CONSOLIDATED BALANCE SHEET

                                             SEPTEMBER 30, 1997
                                                  UNAUDITED
                                             ------------------
ASSETS
Cash and due from banks...................   $       2,626,026
Federal funds sold........................           2,715,000
Interest bearing deposits in banks........              13,240
Securities available for sale.............          14,057,612
Securities held to maturity,
  estimated market value of
  $14,327,000 ............................          14,280,567
Loans.....................................         104,682,155
Allowance for loan losses.................           1,900,000
                                             -----------------
      Net Loans...........................         102,782,155
                                             -----------------
Bank premises and equipment, net .........           2,607,662
Other assets .............................           3,840,916
                                             -----------------
      TOTAL ASSETS .......................   $     142,923,178
                                             =================
LIABILITIES
Deposits:
  Demand .................................   $       9,386,597
  Interest bearing demand.................          26,769,692
  Savings.................................           6,052,997
 Time, $100,000 and over .................          19,832,695
 Other time ..............................          60,504,605
                                             -----------------
      Total deposits .....................         122,546,586
Repurchase agreements ....................           1,781,470
Other borrowings .........................           4,000,000
Other liabilities ........................           1,091,958
                                             -----------------
      Total Liabilities ..................         129,420,014
                                             -----------------
SHAREHOLDERS' EQUITY
Common stock, $4.50 par value,
  authorized 10,000,000 shares,
  issued and outstanding 1,662,792
  shares..................................           7,482,564
Surplus...................................           4,005,486
Retained earnings.........................           1,994,114
Unrealized gain on securities
  available for sale, net of taxes .......              21,000
                                             -----------------
      Total Shareholders' Equity .........          13,503,164
                                             -----------------
      TOTAL LIABILITIES AND
        SHAREHOLDERS' EQUITY .............    $    142,923,178
                                              ================

See accompanying notes to consolidated financial statements.





                                 6

                       CAROLINA STATE BANK
                CONSOLIDATED STATEMENTS OF INCOME

                                         NINE MONTHS ENDED
                                    ----------------------------
                                    SEPTEMBER 30    SEPTEMBER 30
                                        1997            1996
                                    ------------    ------------
                                             UNAUDITED
INTEREST INCOME
Interest and fees on loans ........ $ 7,415,264     $ 6,463,343
Interest on securities:
  U.S. Treasury....................   1,213,508       1,153,248
  States and political subdivisions      35,204               0
  Other............................      28,771          19,885
Interest on federal funds sold ....     103,881          59,399
Interest on interest bearing
  deposits in banks................       1,503             773
                                    -----------     -----------
Total interest income..............   8,798,131       7,696,648
                                    -----------     -----------
INTEREST EXPENSE
Interest on certificates of
  deposit over $100,000............     926,970         645,972
Interest on other deposits ........   3,514,468       3,199,385
Other interest ....................     287,898         229,894
                                    -----------     -----------
Total interest expense ............   4,729,336       4,075,251
                                    -----------     -----------
Net interest income................   4,068,795       3,621,397
Provision for loan losses..........     927,324         396,500
Net interest income after
  provision for loan losses........   3,141,471       3,224,897

OTHER OPERATING INCOME
Service charge on deposit accounts.     487,774         442,004
Other service charges..............     195,961         149,916
Other income ......................     180,717         170,643
                                     ----------       ---------
Total other operating income ......     864,452         762,563
                                     ----------       ---------
OTHER OPERATING EXPENSES
Salaries and employee benefits ....   1,350,063       1,210,118
Net occupancy expenses ............     220,251         171,142
Equipment expenses ................     200,541         168,887
Other expenses ....................   1,119,840         934,468
                                    -----------      ----------
Total other operating expenses ....   2,890,695       2,484,615

Income before taxes................   1,115,228       1,502,845
Income taxes ......................     398,000         541,358
                                    -----------     -----------
Net Income ........................$    717,228    $    961,487
                                    ===========     ===========



                                    7

PRIMARY INCOME PER SHARE DATA:

Net income ........................$        .44    $        .60
                                    ===========     ===========
Average common equivalent shares ..   1,620,797       1,598,733

INCOME PER SHARE ASSUMING FULL DILUTION:

Net income ........................$        .44    $        .60
                                    ===========     ===========
Average common equivalent shares ..   1,637,369       1,603,650

See accompanying notes to consolidated financial statements.









                                8

                       CAROLINA STATE BANK
              CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                NINE MONTHS ENDED
                                        -----------------------------------
                                           SEPTEMBER 30     SEPTEMBER 30
                                               1997             1996
                                        ----------------   ----------------
                                                     UNAUDITED
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income ..........................       $   717,228      $     961,487
  Adjustments to reconcile net income
    to net cash provided (used) by
    operating activities:
     Depreciation and amortization....          220,179            171,098
     Provision for possible loan losses         927,324            396,500
     Increase in other assets ........         (934,415)          (216,539)
     Increase (Decrease) in other liabilities   278,110           (211,678)
                                             -----------     --------------
Net cash provided by operating activities     1,208,426          1,100,868
                                             -----------     --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease (increase) in interest bearing
  deposits in banks ..................           (8,703)            100,903
Proceeds from maturities of securities,
  Available for sale .................         5,000,000          8,500,000
Purchase of securities, Available for sale    (7,511,067)          (533,236)
Proceeds from maturities of securities,
  Held to maturity ...................         1,500,000               0
Purchase of securities, Held to maturity      (1,840,204)        (4,971,380)
Net increase in loans.................        (9,073,195)       (13,881,525)
Purchases of premises and equipment...          (185,009)          (289,556)
                                           --------------     --------------
Net cash used in investing activities..      (12,118,178)       (11,074,794)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposit................         7,905,878         9,370,658
Proceeds from exercise of management warrants     220,000              0
Proceeds from exercise of options......           251,467              0
Payment of fractional shares related to
  stock split..........................              (718)             0
Increase (Decrease) in repurchase agreements    1,147,003          (734,361)
Increase (Decrease) in other borrowings        (1,000,000)        2,000,000
                                             ------------      -------------
Net cash provided by financing ........         8,523,630        10,636,297
                                             ------------      -------------
Net change in cash and cash equivalents        (2,386,122)          662,371
Cash and cash equivalents, beginning
  of period............................         7,727,148         3,160,955
                                             ------------      -------------
Cash and cash equivalents, end of period     $  5,341,026       $ 3,823,326
                                             ============      =============


                                      9


Supplemental disclosures of cash
  flow information:
Interest paid............................    $  4,453,378       $ 3,929,322
                                             ============       ===========
Income taxes paid........................    $    509,500       $   296,000
                                             ============       ===========
Disclosure of accounting policy:
    For purpose of reporting cash flows, cash and cash equivalents include cash on hand and due from banks and federal funds sold.

See accompanying notes to consolidated financial statements.







                                10

                       CAROLINA STATE BANK
      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1. Primary earnings per share and income per share assuming full dilution are computed based on the weighted average number of shares outstanding during the period, including common stock equivalent shares applicable to stock options, assuming the exercise of outstanding stock options at market value per share.

2. In certain instances, amounts reported in the 1996 financial statements have been reclassified to present them in the format selected for 1997. Such reclassifications have no effect on net income or shareholders' equity as previously reported.

3. The information furnished in this report reflects all adjustments which are, in the opinion of management, necessary to present a fair statement of the financial condition and the results of operations for the interim periods. All such adjustments were of a normal recurring nature.

4. On June 30, 1997 First Charter Corporation and Carolina State Bank executed a letter of intent whereby First Charter Corporation would acquire all the common stock of Carolina State Bank as set forth below. In the transaction Carolina State Bank shareholders would receive 1.023 shares of First Charter Corporation common stock for each share of Carolina State Bank common stock. Based on a First Charter stock price of $21.75 per share on June 27, 1997, the total transaction value equals $38.3 million or $22.25 for each share of Carolina State Bank. The transaction will be structured to qualify as a tax-free reorganization and is anticipated to be accounted for as a pooling of interests. In addition, in connection with the signing of the letter of intent, Carolina State Bank has granted First Charter the option to purchase up to 19.9 percent of its outstanding common stock, under certain circumstances.

     On August 15, 1997, Carolina State Bank ("CSB") and First Charter Corporation ("FCC") entered into a definitive agreement (the "Agreement") providing for the acquisition of CSB by FCC through the merger of CSB with and into First Charter National Bank, a wholly-owned subsidiary of FCC (the "Merger"). Pursuant to the Agreement, at the effective time of the Merger ("Effective Time"), each share of common stock of CSB, other than shares as to which dissenters' rights have been perfected, shall be converted into 1.023 shares of FCC common stock, with cash (without interest) to be paid in lieu of the issuance of fractional shares. The transaction is structured to qualify as a tax-free reorganization and is anticipated to be accounted for as a pooling of interests. Consummation of the Merger, which is expected to occur by the end of the fourth quarter of 1997, is subject to certain conditions, including but not limited to, (i) the approval by the shareholders of CSB and FCC; (ii) the approvals of the Office of the Comptroller of the Currency and any other applicable federal and state regulatory authorities; and
     (iii) the continued effectiveness of a registration statement related to the common stock of FCC to be issued in the Merger.

5. The per share information has been restated to account for the effect of a 3 for 2 stock split paid on May 12, 1997.






                                11

                            PRO FORMA
                 CONDENSED FINANCIAL INFORMATION
                           (UNAUDITED)

     The following unaudited Pro Forma Condensed Financial Information and explanatory notes are presented to show the impact on the historical financial position and results of operations of the Registrant of the Merger. The Merger is reflected in the Pro Forma Condensed Financial Information under the pooling-of-interests method of accounting. The Pro Forma Condensed Balance Sheet is based on the assumption that the Merger was consummated on September 30, 1997, and the Pro Forma Condensed Statements of Income are based on the assumption that the Merger was consummated at the beginning of each period presented. The unaudited Pro Forma Condensed Financial
Information should be read in conjunction with the historical financial statements and notes thereto of each of the Registrant and CSB. The pro forma information is not necessarily indicative of the results of operations or combined financial position that would have resulted had the Merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations of future periods or future combined financial position. The following information contains forward-looking statements regarding the Registrant's proposed Merger-related expenses in connection with the Merger.
The proposed expenses are subject to certain risks and uncertainties that could cause actual expenses to differ materially from those indicated, such as the inability of the Registrant to consolidate the operations of CSB with the Registrant or to achieve technological efficiencies as soon as anticipated. Readers are cautioned not to place undue reliance on this information, which reflects management's judgment only as of the date hereof. The Registrant undertakes no obligation to publicly revise this information to reflect events and circumstances that arise after the date hereof.









                               12

                PRO FORMA CONDENSED BALANCE SHEET
                           (UNAUDITED)

                          AT SEPTEMBER 30, 1997

                                                                   PRO FORMA
                                                                 FIRST CHARTER
                                                    PRO FORMA       AND CSB
                        FIRST CHARTER      CSB     ADJUSTMENTS     COMBINED
                       ---------------  ---------  ------------  --------------
                                    (DOLLARS IN THOUSANDS)
ASSETS
Cash and due from
 banks...............   $   27,974      $  2,626     $           $    30,600
Federal funds sold...          0           2,715                       2,715
Interest-bearing bank
 deposits............       12,351            13                      12,364
Securities available
 for sale:
  U.S. Government
    obligations......       22,850        13,510                      36,360
  U.S. Government agency
    obligations......       14,705           0                        14,705
  Mortgage-backed
    securities.......       12,197           0                        12,197
  State and municipal
    obligations, nontaxable 75,140           0                        75,140
  Other..............       10,548           548                      11,096
                          --------       -------    ---------     -----------
      Total securities available
         for sale....      135,440        14,058         0           149,498
                          --------       -------    ---------     -----------
Investment securities:
  U.S. Government
    obligations.....          0           12,469                      12,469
  U.S. Government agency
    obligations.....          0              0                           0
  Mortgage-backed
    securities......          0              0                           0
  State and municipal
    obligations, nontaxable   0            1,812                       1,812
                          --------      --------   ----------    -----------
      Total investment
        securities ...        0           14,281        0             14,281
                          --------      --------   ----------    -----------
Loans.................     397,863       104,682                     502,545
  Less:  Unearned Income      (306)          0                          (306)
         Allowance for loan
          losses            (5,583)       (1,900)                     (7,483)
                           --------      --------   ----------    ------------
      Loans, net .....     391,974       102,782        0            494,756
                           --------      --------   ----------    ------------
Premises and equipment,
  net.................      12,730         2,608                      15,338
Other assets .........       5,475         3,840                       9,315
                          ---------      --------   ----------    ------------
      Total assets ...    $585,944    $  142,923   $    0        $   728,867
                          =========     =========   ==========    ============






                                        13



LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits, domestic:
  Noninterest-bearing    $  77,616    $    9,387    $            $    87,003
  Interest-bearing:
    NOW accounts ......     77,042        26,770                     103,812
    Time ..............    267,826        66,557                     334,383
    Certificates of deposit
     greater than $100,000  64,444        19,833                      84,277
                          --------      --------     ---------    -----------
      Total deposits ..    486,928       122,547         0           609,475
Other borrowings ......     29,720         5,781                      35,501
Other liabilities......      4,466         1,092                       5,558
                          --------      --------     ---------    ----------
      Total liabilities    521,114       129,420         0           650,534
                          --------      --------     ---------    ----------
SHAREHOLDERS' EQUITY
First Charter Common Stock--
  $5 par value; authorized,
  10,000,000 shares; issued
  and outstanding, 7,555,927
  shares ..............     37,780           0                        37,780
CSB Common Stock --
  $4.50 par value; authorized,
  10,000,000 shares; issued
  and outstanding, 1,662,792
  shares ..............        0            7,483     (7,483) (1)       0
Additional paid-in capital     4            4,005      7,483  (1)     11,492
Unrealized gain on securities
  available for sale, net of
  taxes................      2,923             21                      2,944
Retained earnings......     24,123          1,994        0            26,117
                         ---------       ---------    ----------   ----------
      Total shareholders'
        equity ........     64,830         13,503        0            78,333
                         ---------       ---------    ----------   ----------
      Total liabilities and
        shareholders'
        equity.........  $ 585,944      $ 142,923     $  0         $ 728,867
                         =========       =========    ==========    =========


See Notes to Pro Forma Condensed Financial Information.





                                   14


             PRO FORMA CONDENSED STATEMENTS OF INCOME
                           (UNAUDITED)

                                          FOR THE
                                     NINE MONTHS ENDED
                                        SEPTEMBER 30,
                                 ------------------------
                                    1997           1996
                                 ------------ ------------
                                    (DOLLARS IN THOUSANDS,
                              EXCEPT SHARE AND PER SHARE AMOUNTS)

Interest and fees on loans .....  $   34,214     $  30,579
Interest on investments and
  securities....................       6,669         6,777
Other interest .................         370           479
                                  ----------    ----------
      Total interest income.....      41,253        37,835
                                  ----------    ----------
Interest on deposits ...........      16,869        15,763
Interest on borrowings .........       1,424         1,226
                                  ----------    ----------
      Total interest expense ...      18,293        16,989
                                  ----------    ----------
      Net interest income.......      22,960        20,846
Provision for loan losses.......       1,812         1,217
                                  ----------    ----------
      Net interest income after
        provision for loan losses     21,148        19,629
Noninterest income .............       6,589         5,336
Noninterest expense.............      16,118        14,173
                                  ----------    ----------
      Income before income taxes      11,619        10,792
Income taxes ...................       3,501         3,290
                                  ----------    ----------
      Net income ...............   $   8,118    $    7,502

PRIMARY INCOME PER SHARE:
  Net income
    First Charter- historical...   $    0.97    $     0.87
    CSB - historical ...........        0.44          0.60
    First Charter/CSB - pro
     forma combined.............        0.87          0.81
  Average common equivalent shares
    First Charter-historical ...   7,632,789     7,585,273
    CSB - historical ...........   1,620,797     1,598,733
    First Charter/CSB-pro
     forma combined.............   9,290,864     9,220,777

INCOME PER SHARE ASSUMING FULL DILUTION:
  Net income
    First Charter-historical ...   $    0.97     $    0.87
    CSB - historical ...........        0.44          0.60
    First Charter/CSB-pro
     forma combined.............        0.87          0.81
  Average common equivalent shares
    First Charter-historical ...   7,656,479     7,585,273
    CSB - historical ...........   1,637,369     1,603,650
    First Charter/CSB-pro
     forma combined.............   9,331,507     9,225,807

See Notes to Pro Forma Condensed Financial Information









                              15


                        NOTES TO UNAUDITED
            PRO FORMA CONDENSED FINANCIAL INFORMATION

    The unaudited Pro Forma Condensed Financial Information is based upon the following adjustments, reflecting the consummation of the Merger using the pooling-of-interests method of accounting. Actual amounts may differ from those reflected in the unaudited Pro Forma Condensed Financial Information

NOTE 1

    The Registrant will exchange 1.023 shares of First Charter Common Stock for each share of CSB common stock outstanding immediately prior to the Effective Time (except for shares of CSB common stock held by the Registrant, FCNB or CSB other than in a fiduciary capacity or as a result of debts previously contracted, which shall be cancelled, and shares as to which dissenters' rights of appraisal have been perfected). The pro forma issued number of shares of First Charter Common Stock does not reflect the exercise of options to acquire shares of CSB common stock. Options to acquire 58,000 shares of CSB common stock were outstanding at September 30, 1997.

        Shares of CSB common stock ............        1,662,792
        Exchange Ratio ........................            1.023
                                                  --------------

        Shares of First Charter Common
          Stock issued.........................        1,701,036
                                                  ==============

NOTE 2

    The unaudited Pro Forma Condensed Financial Information does not include any expenses or charges related to the Merger. First Charter anticipates one-time merger and related charges of $2.0 million to $2.9 million ($1.6 million to $2.2 million, net of tax effects) in connection with the Merger. Professional fees associated with the transaction (including fixed financial advisor fees as well as attorneys' and accountants' fees) are expected to represent the largest portion of the expenses and charges, as well as estimated expenses associated with various severance-related obligations.

     Additionally, during the fourth quarter of 1997, the Registrant anticipates recording a total provision for loan losses for CSB of approximately $505,000, in recognition of higher than anticipated charge-offs at CSB.









                                   16